Exhibit 99.1




                                November 14, 2002



VIA EDGAR
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Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:      Servotronics, Inc.
                  Quarterly Report on Form 10-QSB
                  For the Quarterly Period ended September 30, 2002
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Ladies and Gentlemen:

     Transmitted herewith is the written statement pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the above-captioned periodic report.

                                          Very truly yours,

                                          SERVOTRONICS, INC.



                                          By: /s/Lee D. Burns, Treasurer, CFO
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                                                 Lee D. Burns
                                                 Treasurer, CFO